Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated October 10, 2014 to the

Statutory Prospectus for Class A, Class B, Class C and Class D Shares of

Allianz Funds

Dated August 29, 2014

Disclosure Relating to AllianzGI Wellness Fund

Effective on or about December 22, 2014, the AllianzGI Wellness Fund (the “Fund”) will change its name to the “AllianzGI Health Sciences Fund”. All references to the Fund will be changed to “AllianzGI Health Sciences Fund”. In connection with this change, changes to the Fund’s investment policies and principal risks will also take effect, on or about December 22, 2014, as described in greater detail below.

Descriptions of the Fund’s principal investment strategies will be revised to reflect that the Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in health sciences-related companies. The Fund’s principal investment strategies disclosure will also be revised to reflect that the Fund considers health sciences-related companies to include companies that design, manufacture, or sell products or services used for or in connection with healthcare, medicine or life sciences or that otherwise promote healthy living, in each case as determined by the Fund’s sub-adviser. Related changes will be made to the Fund’s principal risks to disclose the risks of investing in health sciences-related companies.

In connection with the changes described above, disclosure relating to the Fund’s current policies to invest in wellness-related companies will be deleted.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated October 10, 2014 to the

Statement of Additional Information (the “SAI”)

Dated August 29, 2014 (as supplemented thereafter)

Disclosure Relating to AllianzGI Wellness Fund

Effective on or about December 22, 2014, the AllianzGI Wellness Fund (the “Fund”) will change its name to the “AllianzGI Health Sciences Fund”. All references to the Fund will be changed to “AllianzGI Health Sciences Fund”. In connection with this change, changes to the Fund’s investment policies will also take effect, on or about December 22, 2014, as described in greater detail below.

Effective on or about December 22, 2014, the information relating to the Fund in the subsection captioned “Policies Relating to Rule 35d-1 under the 1940 Act” in the section titled “Investment Restrictions” will be revised as follows:

Policies Relating to Rule 35d-1 under the 1940 Act

Certain Funds have adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. Such Funds will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a). Under such policies:

* * *

5. The AllianzGI Health Sciences Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in health sciences-related companies.

Please retain this Supplement for future reference.